                                                                   Exhibit 10.34


NOVELL(R)                                                    CONFIDENTIAL
                                                           Execution Original
================================================================================

         NOVELL INTERNET COMMERCIAL SERVICE PROVIDER (ICSP) AGREEMENT


This Agreement is entered into upon the Effective Date by and between Novell, Inc. ("Novell"), with offices at 1555 N. Technology Way, Orem, Utah 84097, and the company set forth below ("Company").


Company:  Insynq, Inc.

Address:  1101 Broadway Plaza, Tacoma, WA 98402


--------------------------------------------------------------------------------
Contract Managers
-----------------

Novell Contract Manager                  Company Contract Manager


Name:   Jim Parker                       Name:   Art Kunz

Phone:  801 222 4042  Fax: 801 222 4876  Phone:  253 284 2049  Fax: 253 284 2035

Email:  Jim.parker@novell.com            Email:  Artk@insynq.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Financial Contacts
------------------

Novell Financial Manager                 Company Financial Manager


Name:   Chad Downey                      Name:   Carroll Benton

Phone:  801 222 4674  Fax: 801 222 2672  Phone:  253 284 2014  Fax: 253 404 3842

Email:  Cdowney@novell.com               Email:  Carroll@insynq.com
--------------------------------------------------------------------------------

(Contract Managers and Financial Contacts may be changed upon written notice)


1. GENERAL DESCRIPTION. Company intends to use certain Novell Software to provide software usage services, including the leasing of third party applications, to its Customers. The Novell Software will allow Customers to have use of the third party applications program by connecting to Company's servers where the applications programs reside. Except for product components that are necessary to enable Company to perform the Services for the Customer, at no time will Company download or allow any Novell Software to be downloaded onto Customers' workstations or local servers. Company will pay Novell monthly per-user fees (based on the highest count of subscribers during the month), flat fees, or per transaction fees for the Novell Software as provided herein and the ICSP Price List.

2.   DEFINITIONS.

     2.1    Confidential Information means the pricing and specific terms and
            ------------------------
            conditions of this Agreement,
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Novell ICSP Agreement             Version 1-5                      April 4, 2000
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NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

            amendments or supplements thereto, any collateral documents or materials provided in connection with this Agreement, and any other materials that the disclosing party designates as confidential in accordance with the terms of this Agreement. "Confidential Information" does not include information that (i) is already known to the receiving party at the time it is disclosed and has not been obtained wrongfully, (ii) becomes publicly known without fault of the receiving party, (iii) is independently developed by the receiving party, (iv) is approved for release in writing by the disclosing party, or (v) is disclosed without restriction by the disclosing party to a third party.

    2.2     Customer means an end-user entity for which Company will perform
            --------
            the Services.

    2.3     Effective Date means the date the Agreement is executed by an
            --------------
            authorized representative of Novell.

    2.4     End User License Agreement means the end user agreement that
            --------------------------
            accompanies the Novell Software.

    2.5     Internal Use means use for the Customer's internal business on
            ------------
            computers owned or operated by Customer or Company.

    2.6     Master Media means master diskettes, master CD-ROMS, or other forms
            ------------
            of media provided by Novell which media shall contain a serial number that is unique to the Company.

    2.7     Mailbox means an account for the storage of electronic messages,
            -------
            regardless of whether such account is attached to a network and/or remote.

    2.8     Novell Software(s) means the software products that are identified
            ------------------
            in Exhibit A that are licensed by Novell to Company pursuant to this Agreement, and including all Upgrades thereto. Unless otherwise specified in the ICSP Price List, Novell Software shall not include any version of the Novell Software prior to the most current version of such Novell Software.

    2.9     Payments means the Minimum Royalty, Product Royalties, and other
            --------
            payments as such terms are defined in Section 13.

    2.10    ICSP Price List means Novell's monthly publication listing the
            ---------------
            Novell Software available to Company and the associated Product Royalties.

    2.11    Royalty Report Format means the format for reporting royalties as
            ---------------------
            attached as Exhibit B hereto which may be revised by Novell in accordance with Section 13.5.

    2.12    Services means the Internet hosting services including Internet
            --------
            access, email, and other Internet-related services provided by Company to its Customers using Novell Software pursuant to the terms and conditions of this Agreement.

    2.13    Term means the term of this Agreement as specified in Section 15.1.
            ----

    2.14    Territory means worldwide.
            ---------

    2.15    Upgrades means any new version of a Novell Software which bears the
            --------
            same product name, including version changes evidenced by a number change immediately to either the right or left of the decimal (For example GroupWise 4.0 to 5.0 or 5.1 to 5.2). If a question arises as to whether a product offering is an Upgrade or a new product,
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Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

                                    Page 2

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NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

            Novell's opinion will prevail, provided that Novell treats the product offering the same for its end user customers generally.

    2.16    User(s) means any person or entity who subscribes to or uses the
            -------
            Services of Company. Company will ensure that each User is assigned a User ID or user account number. Except for Company, User does not include an entity which resells, sells, licenses, rents, transfers, or leases the Novell Software to other parties or that otherwise derives revenue from the Novell Software.

3.   MASTER MEDIA.    Novell will provide Company with one set of Master Media
     for applicable Novell Software. Novell may update the Master Media and ship the updated Master Media to Company from time to time. The Master Media contains a serial number that has been registered by Novell to Company. Novell may identify portions of the Novell Software that are to be downloaded by Company electronically from a web site, in which case the version downloaded shall be deemed Master Media. Company agrees to faithfully and accurately reproduce any and all ID banners, serial numbers, trademark, trade name, copyright, and other notices contained in the Novell Software and to use the Master Media in accordance with serialization procedures established by Novell and in effect from time to time. Company covenants that it will not duplicate the Master Media nor will it distribute, sell, give, lend, lease, or otherwise transfer the Master Media to any Customer or other party, and Company covenants that it will not make unauthorized copies or allow any other party to make unauthorized copies. Violation of the provisions of this Section will be deemed to be a material breach of this Agreement entitling Novell to terminate this Agreement under
     Section 15.3. Company agrees to be responsible for and indemnify Novell against any unauthorized use of the Novell Software by any of its Customers.

4.   LICENSE GRANT.   Subject to the terms and conditions of this Agreement and
     conditional upon Company making the applicable Payments, Novell makes available to Company a non-exclusive, non-transferable, non-perpetual, limited license only during the Term and only in the Territory, to make copies of the Novell Software from Master Media and to use and distribute such copies of the Novell Software internally within Company solely for the purposes of implementing and deploying the Service to Customers but only as expressly permitted herein. Any other use by Company (including Company's internal business systems) of Novell Software must be by a separate license agreement. Company is granted no express or implied right to modify or alter the Novell Software in any way. Novell Software shall be used only to allow the Customer to access the functionality of the Company's network via an Internet browser software or Company client software.

5.   LICENSE RESTRICTIONS.   Company agrees to abide by the terms and conditions
     of any End User License Agreement (EULA) accompanying the Novell Software and shall not delete, modify, or amend the terms thereof. Upgrades may be subject to additional terms that add to or modify the terms of the Services, licenses and restrictions. In addition, each Novell Software will be subject to any license rights and restrictions accompanying the Novell Software. Company agrees to exercise commercially reasonable efforts to ensure that each Customer using the software license through Company understands, and agrees to be bound by, the applicable Novell End User License Agreement. In the event of any conflict between the license rights and restrictions in this Agreement and the license rights and restrictions accompanying the Novell Software, this Agreement shall supercede, as between Novell and Company, except in the event that the Novell Software
     (i) is accompanied by a license agreement where Novell is not the licensor, or (ii) is a pre-release product (e.g.
--------------------------------------------------------------------------------
Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

                                    Page 3

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NOVELL(R)                                                     CONFIDENTIAL
                                                            Execution Original
================================================================================

            early access release or beta), in which case all of the terms and conditions accompanying the Novell Software shall supercede the terms and conditions of this Agreement. In addition, Novell Software may include a component or product of a third party that is subject to additional restrictions as specified by Novell to Company. All rights not specifically granted in this Agreement are reserved by Novell.

6.   SERVICES.

     6.1    No Customer Access to Novell Software. Company may perform the
            -------------------------------------
            Services by placing and using the Novell Software on its own servers. Under no conditions may Customer, its employees or contractors have physical or administrative access to the Novell Software, nor to the server on which the Novell Software resides. Violation of the provisions of this Section will be deemed to be a material breach of this Agreement entitling Novell to terminate this Agreement under Section 15.3.

     6.2    Alternative Client Interface.   The Customer interface/client must
            ----------------------------
            not violate any intellectual property rights of Novell or its licensors, and no license is granted to Company under this Agreement with respect to development or use of any Customer interface/client.

7. SUPPORT. Company shall be responsible for providing all support to Customers and shall instruct Customers how to obtain support from Company. Neither Customer nor Company is entitled to receive technical or other support from Novell under the terms of this Agreement. If Company desires to receive technical support from Novell, Company may purchase support from Novell pursuant to a separate agreement and in accordance with Novell's then current support offerings.

8. UPGRADES. During the term hereof, Novell may release Upgrades to the Novell Software Company licenses hereunder in which case Novell may make available to Company a license to use the Upgrade subject to the provisions in the applicable license terms.

9. ICSP PRICE LIST. The ICSP Price List shall contain all Novell Software available for use in support of the Services and their associated prices. Novell reserves the right to add or withdraw products from the ICSP Price List at any time. Novell also reserves the right to increase or reduce the prices or discounts. Price list and/or discount increases or decreases will become effective 30 days after being issued. If Novell removes any product from the ICSP Price List, (a) it shall so notify Company following which Company may not make any additional copies of such Novell Software following notification, (b) Company shall discontinue use of such Novell Software within ninety (90) days of receipt of such notification unless it obtains written permission from Novell not to discontinue use based on technical reasons or application requirements of the Customer. The ICSP Price List and all pricing terms shall be treated by Company as Confidential Information of Novell and shall not be disclosed without Novell's prior written consent. Novell may offer Company new products related to the Service through updates to or replacement of the ICSP Price List. Each updated or new ICSP Price List will describe the new product, identify any additional license fees associated with the new product, and identify license rights and restrictions for the new product.

10. THIRD PARTY PRODUCTS. From time to time, Novell Software may include a component or product of a third party that is accompanied by a license agreement where such third party (rather than Novell) is the licensor of such component or product ("Third Party Product"). Notwithstanding anything to the contrary herein, Company's and the Customer's use of any Third Party Product shall be governed by the terms of
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Novell ICSP Agreement             Version 1-5                      April 4, 2000
Novell, Inc./Insynq, Inc.

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

                                                                CONFIDENTIAL
NOVELL(R)                                                    Execution Original

================================================================================

     the license agreement accompanying the Third Party Product ("Third Party License"), which are unmodified by this Agreement. In addition, Company is prohibited from using the Third Party Product in connection with providing Services except to the extent that such use by Company is permitted under the terms and conditions of the Third Party License.

11. EVALUATION & KEY ACTIVATION PRODUCTS. From time to time, Novell Software may include a component or product that is provided for evaluation purposes only or that requires purchase of an activation key if continued use is desired. Notwithstanding anything to the contrary herein, Company's and the Customer's use of the foregoing shall be governed by the terms of the accompanying license agreement, which terms are unmodified by this Agreement. Purchase of any such activation key shall be outside the scope of this Agreement and shall be treated as a separate transaction. In addition, Company is prohibited from using the foregoing component or product in connection with providing Services except to the extent that such use by Company is permitted under the terms and conditions of the accompanying license agreement.

12. IMPLEMENTATION & NON-EXCLUSIVENESS. Company will be responsible for the design, implementation, cost, marketing, and day-to-day operation of the Services. Novell's only obligations with respect to the Service shall be as expressly set forth in this Agreement. The parties agree that this Agreement is non-exclusive and Novell shall be free to license similar or equivalent services to other parties, including Company's competitors. Prior to the commercial availability of any Services to be provided under this Agreement, Company will provide the Novell Contract Manager with a detailed description of such Services.

13. PAYMENTS AND REPORTING. Company shall pay to Novell the specified fees set forth in this Section 13 and the ICSP Price List.

     13.1   Program Enrollment Fee. Company agrees to pay Novell upon signature
            -----------------------
            hereof a Program Enrollment Fee of $1,000.00.


     13.2   Monthly Royalty.  Company agrees to pay Novell Monthly Royalties (as
            ---------------
            set forth in the ICSP Price List) for each User of each Novell Software shipped to Company hereunder. The Monthly Royalty will be calculated using the highest number of Users of a particular product during the month.

     13.3   Minimum Royalty.  Company agrees to pay a minimum monthly royalty
            ---------------
            equal to the royalty for 1,000 Users or Accounts for each Novell Software shipped to Company hereunder. The Minimum Royalty cannot be taken as a credit against future Product Royalties owed or otherwise offset.

     13.4   Third-Party Royalties. The use and copying of some Novell Software
            ---------------------
            may require payment of royalties to third-party licensors. If such products are made available hereunder, and if Company elects to use such products, Company must report (in a form and manner specified by Novell) the number of copies of all such products and must pay the required royalties, provided that Novell gives Company written notice of the royalty obligation at or before the time Company begins copying or using such products under this Agreement.

     13.5   Subscription Royalty Report and Payment. Company shall prepare and
            ---------------------------------------
            submit to Novell no later than the 10th day of each calendar month a Subscription Royalty Report, the
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Novell ICSP Agreement              Version 1-5                  April 4, 2000
Novell, Inc./Insynq, Inc.

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                                                              CONFIDENTIAL
NOVELL(R)                                                  Execution Original

===============================================================================

          form of which will be provided by Novell and may be modified from time to time. Novell will invoice Company based on the Subscription Royalty Report received from Company and Company shall pay such invoice within 30 days of the date of invoice or within 30 days of the date that the Subscription Royalty Report was due, whichever was the earlier. All payments shall be made payable to Novell, Inc. and sent to Novell at the address provided by Novell from time to time. Payments made later than the due date will accrue interest from the date due to the date paid at the greater of 12% or the highest rate allowed by applicable law. Company agrees to pay reasonable costs and attorney's fees if Novell is required to undertake collection against Company.

    13.6  Invoice Disputes.  Company agrees to give Novell written notice of any
          ----------------
          dispute Company may have concerning any invoice issued by Novell to Company within 60 days from the date of the invoice. If company fails to do so, Company agrees that Novell may conclusively presume the invoice to be accurate.


    13.7  Tax.  All Payments required under this Agreement shall be non-
          ---
          refundable and non-cancelable. All Payments shall be in U.S. dollars, and shall be exclusive of any federal, state, municipal or other government taxes, duties, excises or tariffs now or hereinafter imposed on the production, storage, sale, transportation, import or export, or use of Novell Software, including sales, use, excise, goods and services, and value added taxes, but excluding any taxes or fees based on Novell's net income. Any taxes, duties, excises, tariffs, fees, or levies imposed on license fees paid hereunder or against this Agreement, except for taxes or fees based on Novell's net income, shall be the responsibility of Company, and if rightfully paid or incurred by Novell, shall be promptly reimbursed to Novell by Company upon receipt of an invoice from Novell.

    13.8  Tax Exemption.  In the event that Company is required to withhold and
          -------------
          pay any taxes, duties, excises, tariffs, fees, or levies imposed on license fees paid hereunder to a governmental entity other than the United States and Novell is, or would be, entitled to a credit for those taxes, duties, excises, tariffs, fees, or levies under a treaty between the United States and that governmental entity, Company shall
          (i) withhold the amount imposed from amounts otherwise due Novell and shall without undue delay, pay the amount imposed to the governmental entity and (ii) shall, as promptly as possible, send to Novell an official tax receipt or other evidence issued by the governmental entity in a form complying with the treaty.

    13.9  Formal Audit. During the Term and for a period of two years
          ------------
          thereafter, Company agrees to keep and maintain, in a true and accurate manner, all usual and proper records and books of account and all usual and proper entries relating to each unit of Novell Software licensed or distributed including without limitation records of Users and monthly use. In order to verify statements issued by Company and Company's compliance with the terms of this Agreement, Novell may cause (i) an audit to be made of the relevant Company books, records and networks and/or (ii) an inspection to be made of the relevant Company facilities, networks and procedures. Any audit or inspection shall be made by
--------------------------------------------------------------------------------
Novell ICSP Agreement                   Version 1-5              April 4, 2000
Novell, Inc./Insynq, Inc.

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NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
           Novell or its agents. Any audit and/or inspection shall be conducted during regular business hours at Company's facilities, upon three (3) days prior written notice, and shall be conducted so as not to interfere with Company's normal business activities. Novell shall give Company a summary report containing only the information necessary to indicate compliance or non-compliance with this Agreement. Company agrees to provide the auditor or inspection team access to the relevant Company records and facilities. Prompt adjustment shall be made to compensate Novell for any errors or omissions disclosed by such audit. Any such audit shall be paid for by Novell unless material discrepancies are disclosed. "Material" means that the difference between what was reported to Novell and the actual royalty due Novell was at least 5% of the amount reported to Novell. If material discrepancies are disclosed, Company agrees to pay Novell for the costs associated with the audit in addition to the material discrepancy.

14.  OWNERSHIP & RESTRICTIONS.

     14.1 No title to or ownership of any Novell Software is transferred to Company or to Customer, whether by implication, estoppel or otherwise. All right, title, and interest in and to the Novell Software shall remain in Novell or Novell's licensors. No Novell or Novell Software trademarks are licensed to Company hereunder. If Company becomes aware of any actual or potential unauthorized copying or other unauthorized use of the Novell Software provided through Company hereunder by any Customer or any third party, Company agrees to promptly report such activity or potential activity to Novell.
           In such event, or in the case that Novell becomes aware of such activity, Company agrees to provide reasonable assistance to Novell as requested by Novell in investigating such activity or potential activity and in enforcing Novell's rights against such Customer or third party, provided Novell reimburses Company its reasonable out-of-pocket expenses in doing so, which expenses will not include attorney's fees or reimbursement of employee time in reasonable cooperation with Novell or its counsel. Any damages or other compensation awarded or received as a result of such investigation or the bringing of any related claims, or by way of settlement of such claims, will belong solely to Novell. This section will survive for a period of two (2) years after the expiration or termination hereof.

     14.2 Company shall not decompile, reverse compile, reverse assemble, modify in any way, or perform any similar type of operation on Novell Software. Company agrees that any such resulting works are the sole and exclusive property of Novell. Nevertheless, Company shall be free of the foregoing restriction to the extent such restrictions are not allowed by law.

15.  TERM AND TERMINATION.

     15.1  Term.  This Agreement shall be effective upon the Effective Date and
           ----
           shall remain in force for a period of one year unless earlier terminated as provided in this Section 15 and will automatically renew for additional one year periods unless either party provides to the other, no less than 30 days prior to the expiration date, written notice of its intent to allow the Agreement to expire.

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Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

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NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
     15.2  Termination for Convenience.  Notwithstanding the terms of Section
           ---------------------------
           15.1, either party may terminate this Agreement at any time without cause upon not less than 90 days written notice to the other party. The termination date must be the last day of a calendar month. If Company terminates for convenience under this paragraph prior to six months following the commencement hereof, it agrees to pay Novell a royalty equivalent to three months' minimum royalty for each Novell Software licensed under this Agreement.

     15.3  Termination for Breach.  In addition to any other rights or remedies
           ----------------------
           available at law or in equity, either party may terminate this agreement upon any of the following:

           i. The other party is in breach of any material obligation hereunder and such breach is not cured within thirty (30) days following receipt of written notice specifying the breach and requiring its remedy. Failure to make timely Payments shall be considered a breach of a material obligation.

           ii. The other party is dissolved, is involved in a financial restructuring or reorganization, or attempts to assign this Agreement or any of its rights thereunder in violation of this Agreement.

           iii. The other party is not paying its debts as the debts become due, becomes insolvent, files or has filed against it a petition under any bankruptcy law, proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver trustee, custodian or similar agent is appointed or takes possession of any property or business.

     15.4  Effect of Termination or Expiration.  Upon expiration or any
           -----------------------------------
           termination of this Agreement, all rights and licenses granted to Company shall immediately terminate; provided, however, that in the event Company terminates the Agreement for Novell's breach under
           Section 15.3, or Novell terminates for convenience under Section 15.2, for a period not to exceed 90 days after termination, all rights, licenses and obligations of Company shall continue to the minimum extent necessary to allow Company to continue providing the Service (including but not limited to the obligation to make Payments and submit royalty reports to Novell). Upon expiration or termination of this Agreement (or the end of the 90 day period allowed in the event of termination by Company for Novell's breach or Novell's termination for convenience), Company shall immediately cease use of Novell Software (including Master Media), and shall discontinue providing the Service and ensure that all Novell Software (including Master Media) are returned to Novell within five (5) days and certify in writing to Novell that it has returned all Novell Software (including Master Media) to Novell. Breach of this provision shall be regarded as a material breach of this Agreement and will entitle Novell to seek any remedy or damages provided hereunder or by law including, without limitation, specific performance and damages including, among other damages, the retail value of the Novell Software used in the Services for said Customer. Prior to returning any software to Novell, Company

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Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

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NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
           must first obtain an RMA (returned merchandise authorization) number from Novell.

16. CONFIDENTIALITY. The parties agree that any Confidential Information provided under the Agreement shall be held and maintained in strict confidence. Each party agrees to protect the confidentiality of such information in a manner consistent with the way a reasonable person would protect similar Confidential Information. "Confidential Information" means the information and materials marked by a party as confidential and proprietary. "Confidential Information" does not include information that
     (i) is already known to the receiving party at the time it is disclosed and has not been obtained wrongfully, (ii) becomes publicly known without fault of the receiving party, (iii) is independently developed by the receiving party, (iv) is approved for release in writing by the disclosing party,
     (v) is disclosed without restriction by the disclosing party to a third party, or (vi) is disclosed pursuant to legal obligations beyond the control of the disclosing and receiving parties.

17. WARRANTY. Novell warrants any Master Media against physical defects for a period of 90 days after receipt by Company. Company's sole remedy for defective Master Media is replacement of such Master Media. EXCEPT AS OTHERWISE SPECIFIED IN THIS SECTION 17, THE NOVELL SOFTWARE IS PROVIDED "AS IS" AND NOVELL EXPRESSLY DISCLAIMS ALL WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, AND FITNESS FOR A PARTICULAR PURPOSE. COMPANY IS CAUTIONED TO DETERMINE FOR ITSELF THE SCALABILITY AND SUITABILITY OF THE NOVELL SOFTWARE FOR THE SERVICES COMPANY DESIRES TO PROVIDE TO CUSTOMERS UNDER THIS AGREEMENT AND ASSUMES ALL RISK WITH RESPECT THERETO.

     17.1  Warranty Representations.  Company is not authorized to make any
           ------------------------
           warranty commitment on Novell's behalf, whether written or oral, other than those contained in the applicable Novell End User License Agreement.

18.  INDEMNIFICATION.

     18.1  Indemnification by Novell
           -------------------------

           i. Novell shall, at its expense and Company's request, defend any claim or action brought against Company that arises from or is related to any claim that the Novell Software as delivered to Company infringes any patent, copyright or trademark of any third party in the country in which the Customer is provided the Service and Novell will indemnify and hold Company harmless from and against any costs, damages and fees reasonably incurred by Company. The foregoing rights to defense and indemnity shall exclude all claims for which Novell has a right to indemnification by Company pursuant to Section 18.2 and are subject to the following: (i) Company shall promptly notify Novell in writing of the claim; and (ii) Novell shall have the sole control of the defense of the action and all negotiations for its settlement and compromise. Novell's indemnification obligations in aggregate shall not in any event exceed the total amounts paid by Company to Novell during the preceding twelve months under this Agreement.

           ii. Should Novell Software, or the operation, marketing or distribution thereof in accordance with the rights

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Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

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NOVELL(R)                                                    CONFIDENTIAL
                                                           Execution Original
================================================================================

                 granted in this Agreement, become, or in Novell's opinion be likely to become, the subject of infringement or otherwise violative of a third party's right, Company shall permit Novell, at its option and expense, to either (i) procure for Company the right to continue using Novell Software, or (ii) replace or modify Novell Software so that they become non-infringing, provided such replaced or modified Novell Software retains comparable functionality, or if neither (i) nor (ii) is commercially and reasonably available, (iii) terminate this Agreement. Novell shall have no liability to Company under any provision of this Agreement with respect to any claim of infringement which is based on the combination or utilization of software, equipment or devices not provided by Novell or the modification of Novell Software furnished under this Agreement where the claim could not have been based on the use of Novell Software as provided by Novell.

    18.2  Indemnification by Company
          --------------------------

          i. Company agrees to indemnify, defend and hold Novell harmless from any and all damages, liabilities, costs and expenses incurred by Novell as a result of any claims, judgments or adjudication against Novell arising from or related to the Service or use or distribution of Novell Software by or for Company, including but not limited to claims, judgments or adjudication regarding data that is lost, stolen or damaged and materials that are defamatory, libelous, illegal, pornographic, infringing on other parties' intellectual property rights, or otherwise subject to legal action (such as "spam") being carried over the Service by Company or users of the Service, provided: (i) Novell shall promptly notify Company in writing of the claim; and (ii) Company shall have the sole control of the defense of the action and Novell uses reasonable efforts to provide Company, at Company's expense, with information and assistance for its defense, settlement and/or compromise.

19. LIMITATION OF LIABILITY. NOVELL'S ENTIRE LIABILITY AND COMPANY'S EXCLUSIVE REMEDY FOR ANY CLAIMS CONCERNING THIS AGREEMENT AND NOVELL SOFTWARE OR UPGRADES ARE SET FORTH IN THIS SECTION AND SECTION 19.1. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER (WHETHER IN CONTRACT, TORT, OR UNDER ANY OTHER THEORY OF LIABILITY) FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE NOVELL SOFTWARE OR UPGRADES THAT ARE SUBJECT TO THIS AGREEMENT, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

    19.1 Aggregate Liability. Save for death or personal injury caused by the negligence of Novell or its employees, Novell's liability for direct damages to Company for any cause whatsoever, except as otherwise stated in this Section or in Section 19.2, and regardless of the form of action, will be limited to the greater of 1) US$100,000 or 2) the total amount of royalties paid by Company, less any applicable discount, for the Novell Software that caused the damage or gave
--------------------------------------------------------------------------------
Novell ICSP Agreement             Version 1-5                      April 4, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
           rise to the cause of action calculated from the period of six months prior to the date that the cause of action arose. This limitation does not apply to the payment of the costs, damages, and attorney's fees or to claims by Company for death, personal injury, or damage to real property or tangible personal property caused by Novell's negligence.

     19.2  Third Party Claims. Save for death or personal injury caused by
           ------------------
           Novell or its employees, Novell shall not be liable for any claim by the Company based on any third party claim.


20.  GENERAL PROVISIONS.

     20.1  Notice.  Unless otherwise agreed to by the parties, all notices
           ------
           required under this Agreement shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested, (iii) overnight mail, addressed and sent to the attention, or (iv) by telephone facsimile transfer with confirmation:

           Novell, Inc.
           1555 North Technology Way
           MS ORM-H-211
           Orem, Utah 84097
           Attn:: ICSP Contracts Manager

           Insynq, Inc.
           1101 Broadway Plaza
           Tacoma, WA 98402
           Attn: Art Kunz

           with a copy of legal notices to:

           Novell, Inc
           1555 North Technology Way
           MS ORM-H-211
           Orem, Utah 84097
           Attn: General Counsel

           Insynq, Inc.
           1101 Broadway Plaza
           Tacoma, WA 98402
           Attn: Art Kunz

           The above addresses may be changed by providing written notice to the other party.

     20.2  Construction. The headings of this Agreement are provided for
           ------------
           reference only and shall not be used as a guide to interpretation.

     20.3  Governing Law. This Agreement shall in all respects be governed by
           -------------
           and construed in accordance with the laws of the State of Utah, excluding those laws governing conflicts of law. In addition, the parties agree that any action relating to or arising under this Agreement shall be instituted and prosecuted exclusively in the courts of competent jurisdiction of the State of Utah.

     20.4  Force Majeure. If either party shall be prevented from performing any
           -------------
           portion of this Agreement (except the payment of money) by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, the defaulting party shall be excused from performance for the period of the delay and for a reasonable time thereafter.

     20.5  Survival of Terms. The provisions of this Agreement which by their
           -----------------
           nature extend beyond the expiration or termination of this Agreement will survive and remain in effect until all obligations are satisfied.

     20.6  Waiver. No waiver of any right or remedy on one occasion by either
           ------
           party shall be deemed a waiver of the right or remedy on any other occasion.

--------------------------------------------------------------------------------
Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
     20.7  Complete Understanding. This Agreement expresses the final, complete
           ----------------------
           and exclusive agreement and understanding between the parties with respect to their subject matter and supersede all previous communications, representations or agreements, whether, written or oral, with respect to the subject matter hereof. Neither of the parties shall be bound by any conditions, definitions, warranties understandings or representations with respect to the subject matter other than as expressly provided under this Agreement. This Agreement may not be modified by usage of trade, course of dealing or otherwise. This Agreement is subject to amendment or modification only by a writing duly signed by both parties.

     20.8  Assignment. This Agreement is not assignable by Company, in whole or
           ----------
           in part, including assignments by operation of law, without Novell's prior written consent. However, Novell shall not unreasonably withhold consent to assignment of this Agreement by Company in connection with a sale or transfer of substantially all of Company's assets related to this Agreement. Any attempted assignment without Novell's written consent will be null and void. Novell may, without Company's consent, assign this Agreement without consent in the event Novell sells or transfers substantially all of the related assets or technology.

     20.9  Severability. If any provision of this Agreement is held invalid,
           ------------
           illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and shall be interpreted, to the extent possible, to achieve the purpose of this Agreement as originally expressed with the invalid, illegal or unenforceable provision.

    20.10  Independent Contractors. Both parties to this Agreement are
           -----------------------
           independent contractors and each agrees not to represent itself as an agent or legal representative of the other party.

    20.11  Compliance with Laws. Company shall comply, at Company's own expense,
           --------------------
           with all statutes, regulations, rules, ordinances, and orders of any government body, department or agency which apply to or result from Company's obligations under this Agreement.

    20.12  Export of Technical Data. Company agrees to comply with all
           ------------------------
           applicable US and foreign export/import laws and regulations. Company agrees not to export any Custom Software directly or indirectly, separately or as part of a system, without first obtaining proper authority to do so from the appropriate governmental agencies or entities, as may be required by law. Company acknowledges that U.S. export control laws and regulations apply to technology and software supplied by Novell. If Novell's shipping documents indicate that technology and/or software has been exported to Company under License Exception TSR (Technical Software Restricted), Company agrees Clause
           20.12.1 below applies. If Novell's shipping documents indicate that software has been exported to Company under License Exception TMP (Temporary), Company agrees Clause 20.12.2 below applies.

           1. Company will not knowingly export or re-export the technology and/or software supplied by Novell to any country or entity or for any use

--------------------------------------------------------------------------------
Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

               prohibited by the U.S. Export Administration Regulations ("EAR") unless authorized by the U.S. Gov't.

           2. Company certifies that this beta test software will only be used for beta testing purposes, and will not be leased, sub-licensed, assigned or otherwise transferred, or export any product, process or services that is the direct product of the beta test software.

IN WITNESS WHEREOF the parties have entered into this Agreement to take effect on the Effective Date specified in the title to this Agreement.

Accepted by:

NOVELL, INC.                                 Insynq, Inc.

/s/ Mike Bready                              /s/ M. Carroll Benton
-------------------------------              ----------------------------------
Authorized Signature                         Authorized Signature

    Mike Bready                                  M. Carroll Benton
-------------------------------              ----------------------------------
Name Printed                                 Name Printed

    Director of Contracts                        CAO/Controller
-------------------------------              ----------------------------------
Title                                        Title

        7/24/00                                      4/20/00
-------------------------------              ----------------------------------
Date                                         Date















--------------------------------------------------------------------------------
Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

                                   Exhibit A
                Licensed Products, Prices, and Volume Discounts

The following products are licensed to Company pursuant to Section 2.8 of the
Agreement:

--------------------------------------------------------------------------------
Product name                                    Monthly Royalty per User (USD)
--------------------------------------------------------------------------------
Novell Directory Services eDirectory (NDS)      0.10
--------------------------------------------------------------------------------
GroupWise Web Access (GW)                       0.05
--------------------------------------------------------------------------------
Novell Internet Messaging System (NIMS)         0.05
--------------------------------------------------------------------------------
BorderManager Enterprise Edition (BM)           0.80
--------------------------------------------------------------------------------
BorderManager VPN Services (BMVPN)              0.38
--------------------------------------------------------------------------------
BorderManager Firewall Services (BMF)           0.55
--------------------------------------------------------------------------------
BorderManager BMAS Services (BMAS)              0.20
--------------------------------------------------------------------------------
Novell Software On-Demand (OD)                  1.10
--------------------------------------------------------------------------------
ZENworks for Desktops                           1.00
--------------------------------------------------------------------------------
Net Publisher                                   0.34
--------------------------------------------------------------------------------

Company may apply the following volume discounts on a per product basis. The User count calculation resets to zero each month.

--------------------------------------------------------------------------------
Highest User count during month                               Discount
--------------------------------------------------------------------------------
1 - 25,000                                                      None
--------------------------------------------------------------------------------
25,001 - 100,000                                                 10%
--------------------------------------------------------------------------------
100,001 - 175,000                                                20%
--------------------------------------------------------------------------------
175,001 - 250,000                                                30%
--------------------------------------------------------------------------------
250,001 - 500,000                                                40%
--------------------------------------------------------------------------------
500,001 - 1,000,000                                              50%
--------------------------------------------------------------------------------
1,000,000+                                                    Negotiable
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
Novell ICSP Agreement            Version 1-5                       April 4, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                      CONFIDENTIAL
                                                            Execution Original
================================================================================

                                   Exhibit B
                             Royalty Report Format




Company Information


 Reporting period (month and year): ______________________________

 Company name:                      ______________________________

 Address:                           ______________________________

 Phone:                             ______________________________

 Fax:                               ______________________________

 E-mail address:                    ______________________________

Royalty Calculation
---------------------------------------------------------------------------------------------
Product                                                 NDS     NIMS    BMAS    BMF     OD
---------------------------------------------------------------------------------------------
a. Monthly per User royalty                             0.10    0.05    0.08    0.08    1.10
---------------------------------------------------------------------------------------------
b. Highest User count during month
---------------------------------------------------------------------------------------------
c. Product royalty before volume discount (a x b)
---------------------------------------------------------------------------------------------
d. Applicable volume discount                                                                        GRAND TOTAL
-------------------------------------------------------------------------------------------------------------------
e. Total product royalty (c - d)                                                                $
-------------------------------------------------------------------------------------------------------------------

Royalty reports should be submitted via E-mail to royalty@novell.com, or via fax
                                                  ------------------
to 801-222-2672 Attn:  Theresa Skinner or Chad Downey, or via mail to:


Novell Contract Compliance
Attn:  Theresa Skinner or Chad Downey
1555 N. Technology Way
ORM-H-212
Orem, UT  84097

Payments must be submitted by check in USD to one of the following addresses:

Novell, Inc.
P.O. Box 641025
Pittsburgh, PA
15264-1025

or

Novell, Inc.
P.O. Box 31001-0024
Pasadena, CA
91110-0024

-------------------------------------------------------------------------------
Novell ICSP Agreement                   Version 1-5               April 4, 2000
Novell, Inc./Insynq, Inc.

Novell(R)                                                       CONFIDENTIAL
                                                             Execution Original
===============================================================================
         NOVELL INTERNET COMMERCIAL SERVICE PROVIDER (ICSP) AGREEMENT
                                CREDIT ADDENDUM


This Credit Addendum ("Addendum") amends and supplements the Novell Internet Commercial Service Provider (ICSP) Agreement ("Agreement") between Novell, Inc. and Insynq, Inc. ("Company"). Company desires to establish credit terms with Novell for payments due under the Agreement. Novell is willing to grant Company credit terms provided Company agrees in return to grant Novell certain rights as safeguards in the collection of money owed under the Agreement.

Therefore, Novell and the Company agree as follows:

1.  Credit Terms.  In the Agreement, Novell grants Company certain credit terms
    ------------
for the payment of invoices. The Agreement states in paragraph 13.5, "Company shall pay such invoice within 30 days of the date of invoice or within 30 days of the date that the Subscription Royalty Report was due, whichever was the earlier." Novell and Company hereby agree that ten (10) days following the expiration of said 30-day credit period ("Credit Period"), if any invoice amounts remain outstanding, Company expressly grants to Novell the right to take the measures outlined below to collect said outstanding amounts. Company further agrees to provide Novell with the proper Credit Card Access information or Bank Account Access information as requested below, and to send Novell in writing any updates to the information immediately following any changes to the information.

2.  Credit Card Access.  Company agrees to provide Novell with sufficient credit
    -------------------
card information to permit Novell to charge Company's credit card amounts owned at the expiration of the Credit Period. Such information shall include the credit card number, expiration date, credit limit, type of card, and name and contact information of the card issuer. Only VISA, MasterCard, and American Express cards will be accepted. Company hereby grants Novell the right to charge to the card any amounts owed ten days following the end of the Credit Period.


Credit Card Number:             4802099 2900 38318
                                ------------------------

Expiration Date:                02/03
                                ------------------------

Credit Limit:
                                ------------------------

Type of Credit Card:            VISA
                                ------------------------

Card Holder Name:               INSYNQ  John Gorst
                                ------------------------

Card Holder Address:            1101 Broadway Plaza  Tacoma, WA  98402
                                -------------------------

Card Holder Telephone Number:   253-284-2000
                                -------------------------


3. Bank Account Access.  Company agrees to provide Novell with sufficient bank
   -------------------
account information to permit Novell to withdraw from Company's bank account amounts owed at the expiration of the Credit Period. Such information shall include the bank account number, routing number, name and contact information of the bank, and written proof from the bank that Novell has been authorized to make withdrawals. Company hereby grants Novell the right to withdraw from said bank account any amounts owed ten days following the end of the Credit Period.


--------------------------------------------------------------------------------
 Credit Addendum to ICSP Agreement                              11 July, 2000
 Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

Bank Account Number:
                                ---------------------------
Routing Number:
                                ---------------------------
Name of Person on the Account:
                                ---------------------------
Bank's Name:
                                ---------------------------
Bank's Telephone Number:
                                ---------------------------
Bank's Address:
                                ---------------------------

*Written Proof from the bank that Novell has been authorized to make withdrawals must also be provided.

4.  Other Information. Company agrees to provide Novell with any additional
    -----------------
information or authorization that is necessary or that may become necessary to accomplish the purposes of paragraphs 2 and 3 hereof. All information and authorizations hereunder must be submitted and verified before Novell will accept any orders or authorize the exercise of any rights under the ICSP.

In witness whereof parties have entered into this Addendum by signature of their authorized representatives.

Accepted by:

NOVEL, INC.                                  Insynq, Inc.

/s/ Mike Bready                              /s/ M. Carroll Benton
-------------------------------              ----------------------------------
Authorized Signature                         Authorized Signature

    Mike Bready                                  M. Carroll Benton
-------------------------------              ----------------------------------
Name Printed                                 Name Printed

    Director of Contracts                        Sec/Treas.
-------------------------------              ----------------------------------
Title                                        Title

        7/24/00                                      7/17/00
-------------------------------              ----------------------------------
Date                                         Date















--------------------------------------------------------------------------------
Credit Addendum to ICSP Agreement                                  11 July, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================

                                Amendment No. 1
      To the Novell Internet Commercial Service Provider (ICSP) Agreement

The Novell Internet Commercial Service Provider (ICSP) Agreement and Exhibit A (Licensed Products, Prices, and Volume Discounts), (collectively, the "Agreement") by and between Novell, Inc. ("Novell") and Insync, Inc. ("Company"), effective 24 July 2000, is hereby amended as set forth below. This Amendment No. 1 ("Amendment") is effective when executed by an authorized Novell signatory ("Effective Date").

WHEREAS, the parties wish to modify Exhibit A of the Agreement in order to more easily manage product availability under the ICSP Program; and

NOW THEREFORE IT IS AGREED.

1. Novell Software. Exhibit A of the Agreement is hereby replaced with Exhibit A1, included as part of this Amendment.

2. Term. The term of this Amendment shall be coterminous with the Agreement.

3. Signature. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

EXCEPT AS SPECIFICALLY PROVIDED FOR IN THIS AMENDMENT NO. 1, THE TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

Accepted by:

NOVEL, INC.                                  INSYNQ, INC.

/s/ Mike Bready                              /s/ Carroll Benton
-------------------------------              ----------------------------------
Authorized Signature                         Authorized Signature

    Mike Bready                                  Carroll Benton
-------------------------------              ----------------------------------
Name Printed                                 Name Printed

    Director of Contracts                        CAO
-------------------------------              ----------------------------------
Title                                        Title

        7/27/00                                      7/26/2000
-------------------------------              ----------------------------------
Date                                         Date















--------------------------------------------------------------------------------
Amendment No. 1 to Novell ICSP Agreement                           24 July, 2000
Novell, Inc./Insynq, Inc.

NOVELL(R)                                                  CONFIDENTIAL
                                                        Execution Original
================================================================================
                                  Exhibit A1
                    Products, Prices, and Volume Discounts

Eligible Products:

All products in the then current ICSP Price List.


Monthly Royalty per User (USD):

Price as listed in the then current ICSP Price List.


Volume Discounts:

Company may apply the following volume discounts on a per product basis. The User count calculation resets to zero each month.

---------------------------------------------------------------------
    Highest User count during month                Discount
---------------------------------------------------------------------
  1 - 25,000                                         None
---------------------------------------------------------------------
  25,001 - 100,000                                    10%
---------------------------------------------------------------------
  100,001 - 175,000                                   20%
---------------------------------------------------------------------
  175,001 - 250,000                                   30%
---------------------------------------------------------------------
  250,001 - 500,000                                   40%
---------------------------------------------------------------------
  500,001 - 1,000,000                                 50%
---------------------------------------------------------------------
  1,000,000 +                                     Negotiable
---------------------------------------------------------------------








--------------------------------------------------------------------------------
Amendment No. 1 to Novell ICSP Agreement                           24 July, 2000
Novell, Inc./Insynq, Inc.

                                    Page 2